Exhibit 32.2

BON NATURAL LIFE LIMITED

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Amended Annual Report on Form 20-F of Bon Natural Life Limited (the “Company”) for the fiscal year ended September 30, 2023, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1.	The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Wallace Lee
Wallace Lee
Chief Financial Officer (Principal Financial and Accounting Officer)

Date: February 9, 2024